Exhibit 10.1

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FIRST AMENDED AND RESTATED SOFTWARE DISTRIBUTION LICENSE AGREEMENT

THIS FIRST AMENDED AND RESTATED SOFTWARE DISTRIBUTION LICENSE AGREEMENT (this “Agreement”) is made as of the 1st day of January, 2005 (the “Effective Date”), by and between Microsoft Corporation with its principal place of business at One Microsoft Way, Redmond, Washington 98052 (“PlaceWare”) and EZENIA! INC. a Delaware corporation, with its principal place of business at 154 Middlesex Turnpike, Burlington, MA 01803 (“Company”).

BACKGROUND

A.                                    PlaceWare (then acting as PlaceWare, Inc.) and Company entered into a Software Distribution License Agreement on March 26, 2003 (“Prior Agreement”) and such Prior Agreement (as extended) will expire on December 31, 2004.  PlaceWare and Company now wish to amend, restate and extend the term of the Prior Agreement, as set forth in this Agreement.

B.                                    PlaceWare has developed proprietary software that enables web conferencing products to function;

C.                                    Company desires to integrate PlaceWare’s proprietary software with Company’s proprietary software in order to create Company’s LaunchPad and InfoWorkSpace products;

D.                                    PlaceWare desires to permit Company to integrate PlaceWare’s proprietary software into LaunchPad and InfoWorkSpace and to market and distribute such materials as so integrated to End Users (defined below) and to permit internal use by Company’s employees.

E.                                     Company recognizes the proprietary software licensed by Placeware under this agreement in Placeware’s sole discretion may not be made available for integration with Company’s products following termination of this agreement.  Company agrees to use commercially reasonable efforts to integrate successor software offering made available for licensing by Placeware into Company’s then shipping products.

NOW, THEREFORE, the parties agree as follows:

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AGREEMENT

1.                                      DEFINITIONS.  As used in this Agreement:

1.1                               “Commercial” means, with respect to distribution of the Licensed Software, the market segment of End Users who are not considered to be in the Government User market segments.

1.2                               “Client Site Audio” means PlaceWare’s proprietary software which enables audio conference calls [***].

1.3                               “Conference Center” means PlaceWare’s proprietary software which enables web conferencing and real time collaboration via the web among End Users.

1.4                               “Quarter” means a calendar quarter.

1.5                               “Distributor” means a third party appointed by Company in accordance with the terms of this Agreement and pursuant to a Distributor Agreement to distribute (directly or through one or more tiers of subdistributors) the Licensed Software, solely as integrated into InfoWorkSpace and LaunchPad, to End Users.

1.6                               “Distributor Agreement” means a written agreement between Company and a Distributor (or between a Distributor and its subdistributor) covering the distribution of the Licensed Software, solely as integrated into InfoWorkSpace and LaunchPad, to End Users,

1.7                               “End User” means (i) a Government User; or (ii) a Commercial person, company, or other legal entity; in each case licensed to use the Licensed Software pursuant to an End User License Agreement as contemplated under this Agreement, solely as integrated into InfoWorkSpace and LaunchPad, for its own internal purposes and not for distribution to, or use on behalf of, others.

1.8                               “End User License Agreement or EULA” means the license agreement for InfoWorkSpace or LaunchPad, between Company and each End User.

1.9                               “Executable Code” means the fully compiled version of a software program that can be executed by a computer and used by an end user without further compilation.

1.10                        “Government User” means, with respect to distribution of the Licensed Software, the market segment of any unit, agency, department, political subdivision, authority or instrumentality of a local, state or federal government in the U.S. or a foreign country or territory.  This definition applies to contractors conducting work for the internal use of the foregoing entities.

1.11                        “Fully Qualified Domain Name” means, the full name of a system, consisting of its local hostname and its domain name, including a top-level domain, which is sufficient to determine a unique Internet address for any host on the Internet.

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1.12                        “InfoWorkSpace” means Company’s proprietary software known as “InfoWorkSpace,” into which the Licensed Software is integrated, [***]that provides real time collaboration during on line meetings[***]and such other functionalities as InfoWorkSpace may incorporate from time to time.

1.13                        “Intellectual Property Rights” means any and all now known or hereafter existing (a) rights associated with works of authorship throughout the world, including exclusive exploitation rights, copyrights, moral rights, and mask works; (b) trademark and trade name rights; (c) trade secret rights; (d) patents, designs, algorithms, and other industrial property rights; (e) other intellectual property and proprietary rights of every kind and nature throughout the universe, whether arising by operation of law, by contract or license, or otherwise; and (f) all registrations, applications, renewals, extensions, combinations, divisions, or reissues of the foregoing.

1.14                        “LaunchPad” means Company’s proprietary software product known as “LaunchPad”, into which the Licensed Software is integrated,which has instant messaging capabilities, the ability to determine when a user is online or offline, one-on-one and one to many audio and video and chat functionality, the ability to keep a “buddy list” for each user, a white board for exchange of graphics, and the ability to store user data [***]

1.15                        “License Key” means an encrypted character string that is provided by PlaceWare to Company to initialize or otherwise enable use of the Licensed Software.

1.16                        “Licensed Software” means the Executable Code version of PlaceWare’s proprietary software program or programs described in Exhibit A.

1.17                        “PlaceServer” means PlaceWare’s proprietary application server software, as described in Exhibit A, that provides an environment for the deployment of highly interactive multi-user and real time collaborative applications.

1.18                        “PlaceWare Marks” means the trademarks, service marks and trade names of PlaceWare listed in Exhibit B (as such list may be updated from time to time by PlaceWare upon notice to Company).

1.19                        “Source Code” means the human-readable version of a software program that can be compiled into Executable Code.

1.20                        “Term” means the period defined in Section 12.1.

1.21                        “User Documentation” means any user documentation furnished to Company by PlaceWare for distribution along with the Licensed Software to End Users.

1.22                        “Web Conferencing Competitors” means those entities that provide web-conferencing software and services that are competitive with those provided by PlaceWare,

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which are set forth in Exhibit H, which may be amended from time to time in writing upon mutual agreement by the parties.

2.                                      Licenses.

2.1                               Licensed Software and User Documentation.  Subject to the terms and conditions of this Agreement, including the pricing terms set forth in Exhibit E, as modified from time to time pursuant hereto, PlaceWare grants to Company, during the Term, a non-exclusive, non-transferable, revocable (in accordance with Section 12.3), royalty-bearing, worldwide license under all of PlaceWare’s Intellectual Property Rights to:

(a)                                  integrate the Licensed Software into LaunchPad and/or InfoWorkSpace, including making such reproductions of and modifications to the Licensed Software as reasonably necessary to effect such integration; and

(b)                                  reproduce the Licensed Software, for purposes of supporting, and integrating the Licensed Software into LaunchPad and InfoWorkSpace as permitted under this Section 2;  and

(c)                                  distribute (subject to Section 2.2(b)), directly or through single or multiple tiers of Distributors, the Licensed Software (including copies made pursuant to Section 2.1(b) above), solely as integrated into LaunchPad and/or InfoWorkSpace, to End Users pursuant to an End User License Agreement, and to permit and license such End Users to execute and use the Licensed Software as so integrated; and

(d)                                  reproduce and modify the User Documentation in order to incorporate the User Documentation (or portions thereof) into Company’s user documentation for LaunchPad or InfoWorkSpace, and distribute the User Documentation (or portions thereof) as so incorporated to End Users; and

(e)                                  execute, perform and display the Licensed Software, solely as integrated into InfoWorkSpace and/or LaunchPad, solely for the purposes of conducting demonstrations for potential End Users, provided that Company may use no more than twenty five (25) copies of the Licensed Software (whether integrated into InfoWorkSpace or LaunchPad) for demonstration purposes, of which twenty-four (24) copies may support no more than ten (10) concurrent users and one copy may support up to one hundred (100) concurrent users; and

(f)                                    reproduce, execute, perform and display the Licensed Software to support End Users as set forth in Section 5; and

(g)                                 execute, perform and display the Licensed Software, solely as integrated into InfoWorkSpace and/or LaunchPad, for Company’s internal business and development purposes, provided that, all users are employees or contractors of Company and no more than an aggregate of five hundred (500) concurrent users may use LaunchPad and InfoWorkSpace combined (e.g., Company may have three hundred (300) concurrent users using LaunchPad and

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two hundred (200) concurrent users using InfoWorkSpace, or 499 concurrent users using LaunchPad and 1 user using InfoWorkSpace).

2.2                               License Restrictions.

(a)                                  General.  Company acknowledges that the Licensed Software and its structure, organization, and Source Code constitute valuable trade secrets of PlaceWare and its suppliers.  Accordingly, except as expressly allowed under Section 2.1 (if at all), Company agrees not to (a) modify, adapt, alter, translate, or create derivative works from the Licensed Software; (b) integrate the Licensed Software into other software; (c) distribute, sublicense, lease, rent, loan, or otherwise transfer the Licensed Software to any third party; (d) make the Licensed Software available to any third party as part of any time-sharing, ASP, service bureau or similar arrangement (notwithstanding this restriction Company may use the PlaceServer component of the Licensed Software as part of such an arrangement); or (e) reverse engineer, decompile, disassemble, or otherwise attempt to derive the Source Code for the Licensed Software.  Company must reproduce, and must not remove, alter, or obscure in any way all proprietary rights notices (including copyright notices) of PlaceWare or its suppliers on or within the Licensed Software and the User Documentation (or portions thereof) and on all copies thereof.

(b)                                  Distribution.  Company acknowledges and agrees that as long as the Licensed Software is integrated into InfoWorksSpace an/or LaunchPad:  (i) during the Term Company is authorized to provide the Licensed Software in Executable Code as incorporated into InfoWorkSpace and LaunchPad to End Users pursuant to End User License Agreements, as set forth in Section 2.5; and (ii) in no event will Company provide, after the Effective Date,  perpetual or irrevocable licenses to use InfoWorkSpace and/or LaunchPad to any End Users, provided that any perpetual or irrevocable licenses granted to End Users to use InfoWorkSpace and/or LaunchPad prior to the Effective Date, in accordance with the terms of the Prior Agreement, shall survive as provided therein.

If Company breaches any of its obligations under this Section 2.2(b), PlaceWare may terminate this Agreement pursuant to Section 12.2(a).

(c)                                  Company may not use the Licensed Software to provide[***] to its customers, distributors, resellers or any other third party, notwithstanding any provisions to the contrary in this Agreement or in the Developer’s Kit License Agreement between the parties dated March 26, 2001.

2.3                               Trademarks.  Subject to the terms and conditions of this Agreement, PlaceWare grants to Company a non-exclusive, non-transferable), revocable, royalty-free license (without the right to grant sublicenses) to use the PlaceWare Marks solely as incorporated into software components provided to Company by PlaceWare and solely in connection with distributing

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LaunchPad and InfoWorkSpace.  Company will obtain prior written approval from PlaceWare, not to be unreasonably withheld or delayed, each time it incorporates any PlaceWare Marks into a version or release of LaunchPad or InfoWorkSpace (e.g., an approval from PlaceWare of the use of the PlaceWare Marks in LaunchPad version 2.1 will apply to all copies of LaunchPad version 2.1, but will not apply to LaunchPad version 2.2).  PlaceWare grants no rights in the PlaceWare Marks hereunder other than those expressly granted in this Section 2.3.  Company acknowledges PlaceWare’s exclusive ownership of the PlaceWare Marks.  Company agrees not to take any action inconsistent with such ownership and to cooperate, at PlaceWare’s reasonable request and at PlaceWare’s expense, in any action (including the conduct of legal proceedings) which PlaceWare deems necessary or desirable to establish or preserve PlaceWare’s exclusive rights in and to the PlaceWare Marks.  Company will not adopt, use, or attempt to register any trademarks or trade names that are confusingly similar to the PlaceWare Marks or in such a way as to create combination marks with the PlaceWare Marks.  Company will provide PlaceWare with samples of all products and materials that contain the PlaceWare Marks prior to their public use, distribution, or display for PlaceWare’s quality assurance purposes and will obtain PlaceWare’s written approval before such use, distribution, or display, which approval will not be unreasonably withheld or delayed, and in all cases, a decision will be communicated to Company within thirty (30) days after Company’s request.  At PlaceWare’s request and option, Company will either discontinue or make commercially reasonable efforts to modify any permitted use of the PlaceWare Marks.

2.4                               Ownership of Licensed Software.  The Licensed Software and User Documentation, and all worldwide Intellectual Property Rights therein, are the exclusive property of PlaceWare and its suppliers. All rights in and to the Licensed Software not expressly granted to Company in this Agreement are reserved by PlaceWare and its suppliers.  Nothing in this Agreement will be deemed to grant, by implication, estoppel, or otherwise, a license under any of PlaceWare’s existing or future patents; PlaceWare agrees that it will not assert any of its rights under such patents against Company or its Distributors based upon the use, integration, distribution, and sublicensing by Company or its Distributors of the Licensed Software as permitted by this Agreement or against End Users based upon their use of the Licensed Software pursuant to and in compliance with an End User License Agreement.

2.5                               End User License Agreements.

(a)                                  Any use of the Licensed Software by End Users must be subject to a binding End User License Agreement which is consistent with and no less protective of PlaceWare’s Intellectual Property Rights than the terms of this Agreement and either: (a) for any EULA first effective prior to the Effective Date of this Agreement, also incorporates the minimum end user terms set forth in Exhibit D of the Prior Agreement ; or  (b) for any EULA first effective after the Effective Date of this Agreement, also incorporates the minimum end user terms set forth in Exhibit D hereto.  An End User License Agreement may be in the form of a “shrink-wrap” or electronic “click-through” agreement only if the End User is required to take an affirmative act that manifests the End User’s intent and agreement to abide by the terms of the EULA.

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(b)                                  Company will enforce each EULA with at least the same degree of diligence that Company uses to enforce similar agreements for its own products or other software products that it distributes, but in no event shall Company deploy less than reasonable efforts.  Company will immediately notify PlaceWare if Company becomes aware of any breach of any EUA relating to LaunchPad, InfoWorksSpace, or the Licensed Software.  Upon the termination of any EULA, Company will use reasonable efforts to ensure that End User has deleted and/or returned all copies of LaunchPad, InfoWorksSpace, or the Licensed Software and User Documentation in such End User’s possession or control to PlaceWare.

(c)                                  Unless otherwise specifically agreed by Company and PlaceWare with respect to a particular End User, in a written agreement executed by both parties, the duration of the term of all End User License Agreements must not exceed one (1) year and may not be automatically renewable.

2.6                               Distributors.

(a)                                  PlaceWare grants Company, solely during the Term, the right to appoint Distributors to distribute the Licensed Software, solely as integrated into InfoWorkSpace and LaunchPad, to End Users or to other Distributors; provided that each Distributor is made subject to a written, mutually executed Distributor Agreement. Company shall be solely responsible for ensuring that its Distributors comply with the terms of their respective Distributor Agreements.  Each Distributor Agreement will be consistent with, and no less protective of PlaceWare’s Intellectual Property Rights than the terms of this Agreement, and will either: (a) for any Distributor Agreement executed prior to the Effective Date of this Agreement, also incorporate the minimum distributor terms set forth in Exhibit D of the Prior Agreement; or (b) for any Distributor Agreement executed after the Effective Date of this Agreement, also incorporate the minimum distributor terms set forth in Exhibit D.

Each Distributor Agreement shall provide that each copy of the Licensed Software (as integrated into InfoWorkSpace or LaunchPad) and User Documentation distributed to End Users is distributed pursuant to an End User License Agreement.  Any Distributor who seeks to make use of the Licensed Software (as integrated into InfoWorkSpace or LaunchPad) for its own internal business purposes must do so under the terms of a EULA.  Company will provide PlaceWare for its approval a copy of the form of Distributor Agreement prior to executing any Distributor Agreements and will provide PlaceWare for its approval a copy of any changes to the form of Distributor Agreement before executing any Distributor Agreements that include such changes.

(b)                                  Company will enforce each Distributor Agreement with at least the same degree of diligence that Company uses to enforce similar agreements for its own products or other software products that it distributes, but in no event shall Company deploy less than reasonable efforts.  Company shall inform PlaceWare promptly of any known breach of any  Distributor Agreement.

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3.                                      ORDER PROCEDURE.

3.1                               Purchase Orders.  Company will submit purchase orders in writing, or by facsimile transmission or any other manner which is acceptable to PlaceWare for License Keys in accordance with PlaceWare’s order processing procedures.  Each order will refer to this Agreement and specify (i) the number of License Keys Company requests; (ii) the number of [***] who will be using each copy of the Licensed Software (as integrated into InfoWorkSpace or LaunchPad) ordered; (iii) the license fee associated with each License Key ordered, given the number of [***] and the applicable market segment of the End User (i.e., Government User or Commercial), provided that if the Company is distributing the Licensed Software through a Distributor, the applicable market segment (for purposes of determining the license fees) for such Distributor shall be based upon the market segment of the End Users to whom the Distributor intends to distribute the Licensed Software; (iv) the name of the End User of the Licensed Software, if available, or if Company is distributing the Licensed Software (as integrated into InfoWorkSpace or LaunchPad) through a Distributor, the name of the Distributor, but subject to any applicable privacy laws; (v) host number, port number, End User License Agreement start date and expiration date; and (vi) ”ship to” addresses, including e-mail addresses, for the Licensed Software. PlaceWare will ship License Keys directly to Company.  Any terms or conditions on such orders that add to, delete, are different from, or otherwise purport to alter, modify or amend the terms of this Agreement shall be null and void and have no force or effect unless explicitly agreed to in writing by both parties hereto; written acceptance of an order or delivery of License Keys shall not be deemed to be an acceptance of such new, additional or different terms.

3.2                               Pricing.

(a)                                  The pricing terms set forth in Exhibit E apply to LaunchPad and InfoWorksSpace as defined herein.  If the changes to the functionality of LaunchPad cause LaunchPad to violate the LaunchPad Limitations, the pricing set forth in Exhibit E will no longer apply to the changed product and PlaceWare hereby reserves the right to change the license and support pricing applicable to the changed product.  Company will notify PlaceWare in writing if changes to LaunchPad violate the LaunchPad Limitations before Company releases the changed products to End Users or its Distributors.  Notwithstanding the foregoing, if changes to the functionality of LaunchPad cause LaunchPad to violate the LaunchPad Limitations, Company will be in breach of this Agreement and PlaceWare reserves the right to pursue all of its available remedies at law and in equity.

(b)                                  [Intentionally omitted]

(c)                                  Reduced OEM Pricing.  If at any time during the Term Placeware reduces its’ generally applicable OEM published list pricing terms for Licensed Software to non discounted amounts below the discounted amounts set forth in Exhibit E, then Placeware shall provide notice to Company of such pricing terms, and immediately upon the effective date of such

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reduced pricing terms, Exhibit E will be amended to incorporate such reduced pricing terms on a going forward basis.

(d)                                  Activation.  Each copy of the Licensed Software reproduced and distributed by Company or its Distributors will be inoperable until activated with a License Key.  License Keys will be activated when shipped by Company or a Distributor to each applicable End User.  Company will be entitled to one License Key for each copy of the Licensed Software (as integrated into LaunchPad or InfoWorksSpace) that Company distributes (directly or indirectly) pursuant to this Agreement.  Each copy of the Licensed Software, whether distributed by Company or any Distributor, may be distributed only with its own distinct License Key: any single License Key may be attributed to only one single copy of the Licensed Software and may not be duplicated or reused; provided that in the event that an End User’s Fully Qualified Host Domain Name changes, PlaceWare will issue a replacement License Key to Company for delivery to such End User.

3.3                               Acceptance.  License Keys will be deemed accepted upon delivery to Company and unless defective may not be returned.  PlaceWare’s sole obligation and liability with respect to defective License Keys is to promptly replace such defective License Keys with non-defective License Keys.

3.4                               Spiked Licenses.  During the Term, Company may order limited licenses for weekly intervals to allow additional concurrent users to use copies of the Licensed Software (as integrated into InfoWorkSpace or LaunchPad) that have previously been licensed to End Users.  Company may order weekly licenses pursuant to the order procedures in Section 3.1 and the pricing terms set forth in Exhibit E as then applicable.  Such weekly licenses must be ordered in batches of no less than[***] and must be licensed to End Users for weekly periods, each of no fewer than [***].  Company understands and acknowledges that PlaceWare is making these licenses available to Company as a special accommodation and therefore Company agrees not to aggressively market or advertise these limited licenses to End Users.

3.5                               Evaluation Licenses.  Company may order limited licenses to allow prospective customers to evaluate the Licensed Software (as integrated into InfoWorkSpace or LaunchPad) prior to purchasing a license (“Evaluation Licenses”), for terms of up to[***], solely for the purposes of such customers’ internal testing and evaluation.  Such Evaluation Licenses:  (i) may be ordered in batches of not more than[***] per prospective customer, (ii) shall be free of charge; and (iii) shall not be counted for purposes of calculating Actual License Fees (as defined in Section 6.1 below).  Company shall provide the Evaluation Licenses to such prospective customers upon terms and conditions that: (1) are no less protective of PlaceWare’s Intellectual Property Rights than this Agreement and the Minimum End User License Agreement Terms set forth in Exhibit D hereto; and (2) state that the Evaluation Licenses will expire no more than [***] after such prospective customers’ receipt of the Licensed Software (as integrated into InfoWorkSpace or LaunchPad), unless such customers purchase a license to the Licensed

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Software prior to the expiration of such period.  In the event such a prospective customer wishes to purchase a license to the Licensed Software and become an End User as defined herein, Company shall place an order for the Licensed Software as set forth in Section 3.1 hereof.

Company acknowledges that its right to order and offer Evaluation Licenses may not persist for the duration of the Term and is subject to modification or revocation by Placeware at any time as described in the following sentence.  Placeware, acting in its sole discretion, may at any time (i) modify the nature of the Evaluation Licenses Company may offer to prospective customers on  thirty (30) days written notice; and/or (ii) revoke Company’s right to offer Evaluation Licenses on forty five (45) days written notice..

4.                                      DELIVERY.  Company acknowledges that it already has possession of master copies of the Licensed Software and the User Documentation, and that such copies have been accepted.

5.                                      SUPPORT

5.1                               Company. [***]

5.2                               PlaceWare. [***]

6.                                      FEES AND PAYMENT.

6.1                               Minimum Royalty Payment.  During the Initial Term, Company agrees to pay Placeware a cumulative minimum of [***] U.S. Dollars ($[***]) (the “First Year Minimum License Fee Payment”), payable as follows:  During each quarter of the Initial Term, Company agrees to pay Placeware the prices in respect of Company’s purchase of the Licensed Software (“Actual License Fees”), as described in Section 2, on a monthly basis, as such Actual License Fees are calculated in accordance with Section 6.2.  If, at the end of:  (i) the first Quarter, Company’s cumulative Actual License Fees payable during such Quarter are less than $[***], (ii)  the second Quarter, Company’s cumulative Actual License Fees payable during the first two Quarters are less than $[***]; and (iii) the third Quarter, Company’s cumulative Actual License Fees payable during the first three Quarters are less than $[***], then in each case, Company will, [***].  If at the end of the first year of the Term, the cumulative Actual License Fees payable during such year are less than the

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“First Year Minimum License Fee Payment”, [***] will be activiated either (a) when the License Keys are distributed to customers by the Company or a Distributor or (b) at the end of the Initial Term, which ever comes first.

On or about December 27, 2004 Company order $[***] of licenses for its [***] customer.  The $[***] license fee for the [***] licenses when paid shall be credited toward Company’s first quarter commitment of $[***] referenced above.  No renewals or extensions of the above referenced [***] licenses shall be credited towards Company’s First Year Minimum License Fee Payment for the Initial Term.

6.2                               Actual License Fee Calculation.  The Actual License Fee is calculated on [***] basis as set forth in Exhibit E (which differs depending on the market segment of the End User  as described in Exhibit E, provided that if the Company is distributing the Licensed Software through a Distributor, the applicable market segment for purposes of determining the Actual License Fee payable in respect of Licensed Software to be resold by Company to such Distributor shall be based upon the market segment of the End Users to whom the Distributor intends to distribute the Licensed Software), and Company shall permit each  End User and its applicable number of [***] the right to use the Licensed Software as integrated into InfoWorkSpace or LaunchPad for a period of one (1) year from the date of activation (pursuant to Section 3.2) of the applicable License Key.

6.3                               Reports.  Within thirty (30) days after the end of each Quarter, Company will provide PlaceWare with a written report stating (a) the number of copies of the Licensed Software made and distributed by Company (including those distributed to a Distributor) during such Quarter (or, in the case of the first report, the portion of the Quarter), including a statement of the number of copies of Licensed Software distributed into each market sector (Commercial or Government User), (b) the identity of the End Users or Distributors who received such copies (subject to applicable privacy laws); and (c) the date of shipment of such copies.

6.4                               Payments.  Except as otherwise provided in this Section 6 with regard to the Reserve, Company will pay PlaceWare all amounts due under this Agreement within thirty (30) days after the date of the invoice therefor.  Any amount not paid when due will accrue interest at eighteen percent (18%) per year or the maximum rate permitted by applicable law, whichever is less, from the due date until paid.  All payments must be made in U.S. dollars.

6.5                               Irrevocable Letter of Credit.  The Company agrees to keep in place its’ current  irrevocable, unconditional Letter of Credit  by and between Company and[***], entered into as of May 21, 2004 (“Letter of Credit”),  in the amount of [***]tdollars (U.S. $[***]), payable to PlaceWare.  If Company is in default of any payment obligations under this Agreement, then

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PlaceWare may call on the Letter of Credit.  Company acknowledges that PlaceWare is not required to obtain the decision of a judge or any other independent third party that the Company is actually in default before calling on the Letter of Credit pursuant to the prior sentence.  The Letter of Credit shall be kept in place until the expiration of the Agreement.

6.6                               Taxes. Company will be responsible for and will indemnify and hold PlaceWare harmless from payment of all taxes (other than taxes based on PlaceWare’s income), fees, duties, and other governmental charges, and any related penalties and interest, arising from the payment of fees to PlaceWare under this Agreement or the delivery or license of the Licensed Software to Company, its Distributors and End Users.  Company will make all payments of fees to PlaceWare free and clear of, and without reduction for, any withholding taxes; any such taxes imposed on payments of fees to PlaceWare will be Company’s sole responsibility.

6.7                               Records.  At all times during the Term, and for at least one (1) year after the termination of this Agreement, Company will maintain at its principal place of business complete and accurate records with respect to Company’s activities pursuant to this Agreement, including (a) a complete list of all copies of the Licensed Software and User Documentation made or distributed by Company and its Distributors, (b) a complete list, as compiled by Company in the ordinary course of business, of Distributor or End User names, addresses, electronic mail addresses and primary contacts, provided that Company is not required to engage in any extraordinary measures to update the information on such list; and (c) all data sufficient for verification of amounts to be paid to PlaceWare under this Agreement.

6.8                               Audits.  PlaceWare will have the right, during normal business hours and upon at least ten (10) days prior written notice, to have a mutually acceptable, nationally recognized audit firm audit Company’s relevant records relating to Company’s activities pursuant to this Agreement solely to verify that Company has paid to PlaceWare the correct amounts owed under this Agreement and otherwise complied with the terms of this Agreement.  The audit will be conducted at PlaceWare’s expense, unless the audit reveals that Company has underpaid the amounts owed to PlaceWare by five percent (5%) or more in any Quarter, in which case Company will reimburse PlaceWare for all costs and expenses incurred by PlaceWare in connection with such audit up to the amount of the underpayment.  Company will promptly pay to PlaceWare any amounts shown by any such audit to be owing plus interest as provided in Section 6.4.  PlaceWare reserves the right to pursue all of its available remedies at law and in equity. Such audits will be conducted no more than once in any period of six (6) consecutive months.  Any confidential or proprietary information of Company disclosed to the independent accounting firm in the course of the audit will be subject to a confidentiality agreement reasonably acceptable to Company to be signed by such independent accounting firm, and requiring that such firm will not disclose to PlaceWare the substance of such confidential or proprietary information, other than disclosure of amounts owed hereunder.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.                                      COMPANY’S OTHER OBLIGATIONS.

7.1                               Branding.  Except as set forth in Section 2.3, Company will not use the PlaceWare Marks to identify InfoWorkSpace or LaunchPad or in any materials used to advertise, market, or promote InfoWorkSpace and LaunchPad without the prior written consent of PlaceWare.

7.2                               Compliance with Laws.  Company will maintain high standards of professionalism and will at all times comply with all applicable laws and regulation and refrain from any unethical conduct or any other conduct that tends to damage the reputation of PlaceWare or the Licensed Software in marketing and distributing the Licensed Software.

7.3                               Staffing.  Company will maintain a staff of sales and technical support personnel sufficient to meet the needs of its End Users and potential customers.  Company will ensure that such personnel are properly trained in the use of the Licensed Software, InfoWorkSpace and LaunchPad.

7.4                               Commitment to Licensed Software. Company agrees that during the Term, it will not market, promote, solicit orders for, offer for sale or license, or distribute in any manner, directly or indirectly, any web-conferencing software products of any Web Conferencing Competitors unless PlaceWare has given its express prior written consent (which PlaceWare may grant or withhold in its sole discretion).

7.5                               Insurance.  Upon PlaceWare’s written request, Company will provide PlaceWare with a certificate or adequate proof of insurance that evidences that Company has obtained commercial property, casualty and liability insurance for the Term in amounts customary for businesses operating in Company’s industry.  All such liability insurance policies will designate PlaceWare as an additional insured.

8.                                      CONFIDENTIALITY.

8.1                               Confidential Information.  The terms of the Non-Disclosure Agreement between Microsoft and Company dated July 23, 2003 (“NDA”) shall govern any exchange of Confidential Information (as defined in the NDA) between the parties pursuant to this Agreement.

9.                                      WARRANTIES.

9.1                               Warranties by Both Parties.  Each party warrants that it has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on such party’s behalf has been duly authorized and empowered to enter into this Agreement.

9.2                               Disclaimer of Warranty.  THE EXPRESS WARRANTIES IN THIS SECTION 9 ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE LICENSED SOFTWARE OR THE USER DOCUMENTATION, AND PLACEWARE HEREBY DISCLAIMS ALL OTHER WARRANTIES INCLUDING ANY WARRANTIES OF MERCHANTABILITY,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD-PARTY RIGHTS.  COMPANY ACKNOWLEDGES THAT IT HAS RELIED ON NO WARRANTIES OTHER THAN THE EXPRESS WARRANTIES IN THIS AGREEMENT AND THAT NO WARRANTIES ARE MADE BY ANY OF PLACEWARE’S SUPPLIERS.  TO THE EXTENT THAT PLACEWARE MAY NOT, AS A MATTER OF APPLICABLE LAW, DISCLAIM ANY WARRANTY, THE SCOPE AND DURATION OF SUCH WARRANTY WILL BE THE MINIMUM PERMITTED UNDER SUCH LAW.

9.3                               Warranties Made by Company.  Company will not make or publish any representations, warranties, or guarantees on behalf of PlaceWare or its suppliers concerning the Licensed Software.  Company hereby agrees that it will be solely responsible and liable for any claims that arise from any representations, warranties, or guarantees made by Company with respect to InfoWorkSpace and LaunchPad.

10.                               INDEMNIFICATION

10.1                        Indemnification by Company.

(a) Subject to Section 10.2, Company agrees to defend, indemnify and hold harmless PlaceWare from and against any suits, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees, except as limited in Section 10.2) as a result of any third party (including any End User) claim arising from or relating to:

(i)                                     any breach by Company of its obligations, duties, or responsibilities under this Agreement, including, without limitation, a breach of Section 9.3;

(ii)                                  any actions or omissions on the part of Company in reproducing, marketing or distributing the Licensed Software, InfoWorkSpace or LaunchPad, as applicable;

(iii)                               any claims against PlaceWare made by End Users who receive the Licensed Software from Company; or

(iv)                              any breach by an End User of the applicable End User License Agreement.

(b) Subject to Section 10.2, Company will defend, indemnify and hold harmless at its own expense any action against PlaceWare brought by a third party to the extent that the action is based upon a claim that the LaunchPad or InfoWorkSpace infringes any copyrights or patents or other intellectual property right or misappropriates any trade secrets recognized as such under the Uniform Trade Secret law, and Company will pay those costs and damages finally awarded against PlaceWare in any such action that are specifically attributable to such claim or those costs and damages agreed to in a monetary settlement of such action.  Notwithstanding the foregoing, Company will have no obligation under this Section 10.1(b) or otherwise with respect to any infringement claim based upon any unauthorized use, reproduction, or distribution of LaunchPad or InfoWorkSpace by any End Users.  THIS SECTION 10.1(B)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

STATES COMPANY’S ENTIRE LIABILITY AND PLACEWARE’S SOLE AND EXCLUSIVE REMEDY FOR THE INFRINGEMENT CLAIMS AND ACTIONS DESCRIBED HEREIN.

10.2                        Procedure.  Any indemnification obligation of Company (“Indemnifying Party”) to indemnify Placeware (“Indemnified Party”), whether set forth in this Section 10 or elsewhere in this Agreement is predicated upon the following: (i) the Indemnifying Party is notified in writing within thirty (30) calendar days of receipt of any statement or claim against the Indemnified Party; provided that failure to promptly notify shall not limit the claim for indemnification hereunder except to the extent that such failure actually prejudices the Indemnifying Party; (iii) the Indemnifying Party may not make any admissions to any third party regarding the claim or settle any indemnified claim except as approved by the Indemnified Party in writing or as required by applicable law to avoid deemed admissions; and (iv) the Indemnified Party reasonably cooperates with the Indemnifying Party, at the Indemnifying Party’s expense, in the defense and/or settlement of such claim.  The Indemnifying Party will not settle any such claim without the Indemnified Party’s prior written consent, which will not be unreasonably withheld or delayed.  The Indemnified Party will have the right, at its own expense, to participate in the defense and related settlement negotiations of any indemnifiable claim with counsel of their own selection, and the Indemnifying Party will consult with the Indemnified Party in connection with defense and settlement.  This Section 10 states the entire liability of either party in respect of any third-party claim. Nothing contained in this provision or Agreement is, however, intended to require the Indemnifying Party to pay to the Indemnified Party any amount other than (1) the costs of the Indemnified Party’s defense, if the Indemnifying Party elects not to defend; and (2) such amounts actually paid by the Indemnified Party to the third-party claimant, if the Indemnifying Party fails to pay the third-party claimant directly for any settlement approved by the parties or any finally awarded judgment in favor of the third-party claimant.

11.                               LIMITATION OF LIABILITY.  EXCEPT FOR A BREACH OF SECTIONS 2.1, 2.2, 2.3, 2.4, 2.5(A), 2.6(B), 7.4 AND 8, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING DAMAGES FOR ANY LOST DATA OR LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT.  EXCEPT FOR A BREACH OF SECTIONS 2.1, 2.2, 2.3, 2.4, 2.5(A), 2.6(B), 7.4  AND 8, EITHER PARTY’S TOTAL CUMULATIVE LIABILITY IN CONNECTION WITH THIS AGREEMENT AND THE LICENSED SOFTWARE, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED THE AMOUNT OF FEES PAID TO PLACEWARE BY COMPANY UNDER THIS AGREEMENT IN THE TWELVE (12) MONTHS PRECEDING THE EVENT(S) GIVING RISE TO SUCH LIABILITY.  THE FOREGOING LIMITATIONS AND RESTRICTIONS DO NOT APPLY  TO THE INDEMNIFICATION OBLIGATIONS AS PROVIDED IN SECTION 10.  Company acknowledges that the fees set forth in this Agreement reflect the allocation of risk set forth in this Agreement and that PlaceWare would not enter into this Agreement without these limitations on its liability.  Company agrees that PlaceWare’s suppliers will have no liability of any kind under or as a result of this Agreement.  The foregoing limitations of liability are independent of any exclusive remedies for breach of warranty set forth in this Agreement.

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12.                               TERM AND TERMINATION

12.1                        Term.  Unless earlier terminated pursuant to Section 12.2 and subject to the provisions of this Section 12.1, the term of this Agreement will begin on the Effective Date and will expire after a period of one (1) year (“Initial Term”), provided that the parties may agree to extend the term of the agreement for two additional one (1) year terms (each an “Extension Term” and together with the Initial Term, the “Term”), subject to the parties reaching agreement in writing on pricing and minimum license fee payments for the coming year at least sixty (60) days prior to each anniversary of the Effective Date.  If the parties fail to reach such agreement, this Agreement will automatically expire on the first or second anniversary of the Effective Date, as the case may be.  Neither party will be entitled to any compensation or damages of any nature as a result of the expiration of this Agreement or the termination of this Agreement pursuant to this Section 12.

12.2                        Termination.

(a)                                  Cause.  PlaceWare may terminate this Agreement, effective immediately upon written notice to Company, if (a) Company breaches any provision in Section 2.2 and does not cure the breach within fifteen (15) days after receiving written notice thereof from PlaceWare, (b) Company fails to pay any portion of the fees when due under this Agreement within ten (10) days after receiving written notice from PlaceWare that payment is past due, or (c) Company breaches any other provision of this Agreement and does not cure the breach within thirty (30) days after receiving written notice thereof from PlaceWare.  Company may terminate this Agreement effective immediately upon written notice to PlaceWare, if PlaceWare breaches any other provision of this Agreement and does not cure the breach within thirty (30) days after receiving written notice thereof from Company.

(b)                                  Force Majeure.  Either party may terminate this Agreement upon written notice, if a force majeure event (pursuant to Section 13.10) continues for more than forty-five (45) days with respect to the other party.

12.3                        Effects of Termination

(a)                                  Payment; Licenses; Licensed Software.  Upon termination or expiration of this Agreement for any reason, any amounts owed to PlaceWare under this Agreement before such termination or expiration will be immediately due and payable, all license rights granted in this Agreement will immediately cease to exist, and Company will cease all further use, reproduction, and distribution of the Licensed Software and User Documentation, except that (i) Company may keep and use one (1) copy of the Licensed Software and User Documentation solely for use by Company to support existing End Users through the end of the then-current support term for each End User; and (ii) Company must destroy or return (at PlaceWare’s option) to PlaceWare all copies of the Licensed Software and User Documentation that the Company is not entitled to keep pursuant to this Section 12.3(a) and certify to PlaceWare in writing signed by an officer of Company that it has fully complied with this requirement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Company will remove the Licensed Software and User Documentation from its LaunchPad and InfoWorksSpace products prepared for subsequent distribution.

(b)                                  End User Agreements.  End User License Agreements granted by Company in accordance with Section 2.5 of this Agreement (and the licenses granted therein) will survive the expiration or termination of this Agreement in accordance with their terms.

(c)                                  Survival.  Sections 1, 2.2, 2.4, 6.4 through 6.8, 8, 9.2, 9.3, 10, 11, 12.3 and 13 will survive expiration or termination of this Agreement for any reason.

13.                               GENERAL.

13.1                        Export and Import Laws.  Company will comply with all applicable export and import control laws and regulations in its use of the Licensed Software and, in particular, Company will not export or re-export the Licensed Software without all required United States and foreign government licenses.  Company will defend, indemnify, and hold harmless PlaceWare from and against all fines, penalties, liabilities, damages, costs, and expenses incurred by PlaceWare as a result of any violation of such laws or regulations by Company or any of its agents or employees.

13.2                        Assignment.  Company may not assign any portion of this Agreement either by contract or by operation of law.  As used in this Agreement, the term “assign” includes:  (a) any change of ownership of beneficial interest in Company where greater than a twenty percent (20%) interest is transferred (whether in a single or a series of transactions); (b) a merger of Company with another party, whether or not Company is the surviving entity; (c) the acquisition of more than twenty percent (20%) of any class of Company voting stock (or any class of non-voting security convertible into voting stock) by another party (whether in a single transaction or a series of transactions); or (d) the sale of more than fifty percent (50%) of Company’s assets (whether in a single transaction or series of transactions).  If Company attempts to assign this Agreement, Placeware has the right to terminate it.

13.3                        Notices.  All notices, consents and approvals under this Agreement must be delivered in writing by courier, by electronic facsimile (fax), or by certified or registered mail, (postage prepaid and return receipt requested) to the other party at the address set forth beneath such party’s signature, and will be effective upon receipt or three (3) business days after being deposited in the mail as required above, whichever occurs sooner.  Either party may change its address by giving notice of the new address to the other party.

13.4                        Governing Law and Venue.  The rights and obligations of the parties under this agreement will not be governed by the provisions of the 1980 United Nations Convention on Contracts for the International Sale of Goods or the United Nations Convention on the Limitation Period in the International Sale of Goods, as amended; rather, these rights and obligations under this Agreement will be governed in all respects by the laws of the State of Washington, and Company consents to exclusive jurisdiction and venue in the federal courts sitting in King

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County, Washington, unless no federal subject matter jurisdiction exists, in which case Company consents to exclusive jurisdiction and venue in the Superior Court of King County, Washington.  Company waives all defenses of lack of personal jurisdiction and forum non-conveniens.  Process may be served on either party in the manner authorized by applicable law or court rule.  In any action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and other expenses.

13.5                        Remedies.  Except as provided in Sections 9 and 10, the parties’ rights and remedies under this Agreement are cumulative.  Company acknowledges that the Licensed Software contains valuable trade secrets and proprietary information of PlaceWare.  Any actual or threatened breach of Section 2 or 8 will constitute immediate, irreparable harm for which monetary damages would be an inadequate remedy, and that injunctive relief is an appropriate remedy for such breach.  If Company continues to distribute the Licensed Software after its right to do so has terminated or expired, PlaceWare will be entitled to immediate injunctive relief without the requirement of posting bond, including an order directing that any copies of the Licensed Software, or any portions thereof, that Company attempts to import into any country or territory be seized, impounded, and destroyed by customs officials.

13.6                        Waivers.  All waivers must be in writing.  Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

13.7                        Severability.  If any provision of this Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.  Without limiting the generality of the foregoing, Section 11 will remain in effect notwithstanding the unenforceability of any provision in Section 9.2.

13.8                        Construction.  The headings of Sections of this Agreement are for convenience and are not to be used in interpreting this Agreement.  As used in this Agreement, the word “including” means, “including but not limited to.”

13.9                        Counterparts.  This Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute the same instrument.

13.10                 Force Majeure.  Any delay in the performance of any duties or obligations of either party (except the payment of money owed) will not be considered a breach of this Agreement if such delay is caused by a labor dispute, shortage of materials, fire, earthquake, flood, or any other event beyond the control of such party, provided that such party uses reasonable efforts, under the circumstances, to notify the other party of the circumstances causing the delay and to resume performance as soon as possible.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

13.11                 Independent Contractors.  Company’s relationship to PlaceWare is that of an independent contractor, and neither party is an agent or partner of the other.  Neither party will have, and neither party will represent to any third party that it has, any authority to act on behalf of the other.

13.12                 Entire Agreement.  This Agreement, including the Exhibits attached hereto which are incorporated herein, constitutes the entire agreement between the parties regarding the subject hereof and supersedes all prior or contemporaneous agreements, understandings, and communication, whether written or oral.  This Agreement may be amended only by a written document signed by both parties.  The terms on any purchase order or similar document submitted by Company to PlaceWare will have no effect.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

MICROSOFT CORPORATION	EZENIA! INC. (“COMPANY”)

By:	By:
Name:	Name:	Khoa D. Nguyen
Title:	Title:	President and CEO

Address for Notice:
Address for Notice:
154 Middlesex Turnpike
Attn:	Burlington, MA 01803
Fax:	United States of America
Attn: President
Fax: (781) 505-2563

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EXHIBIT A

LICENSED SOFTWARE

Licensed Software:

The Licensed Software consists of the following software products:

[***], which comprises the following components:

•                  [***]

•                  [***]

•                  [***]

For clarity, the Licensed Software does not include [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT B

PlaceWare Marks

PlaceWare

MyPlaceWare

Web Conferencing is Here

Real Meetings, No Travel

iVault

Envoy

Great Meetings, No Travel

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT C

[IntentionallyOmitted]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT D

MINIMUM TERMS FOR END USER LICENSE AGREEMENTS AND DISTRIBUTOR AGREEMENTS

MINIMUM END USER LICENSE AGREEMENT TERMS

1.                                      Use of the Licensed Software and User Documentation is limited to one year’s duration and to the End User’s internal business purposes (provided that the End User may use the Licensed Software to communicate with others outside of the End User’s business organization).

2.                                      Title to and ownership of the Licensed Software and User Documentation remain with PlaceWare and its suppliers.

3.                                      The End User may not (a) alter or modify the Licensed Software or User Documentation, (b) reverse engineer, decompile, disassemble, or in any way attempt to derive the Source Code for the Licensed Software, or (c) transfer the Licensed Software or User Documentation to any third party or make the Licensed Software or User Documentation available to any third party as part of any time-sharing or service bureau arrangement.

4.                                      The End User may make a reasonable number of copies of the Licensed Software or User Documentation for its use in the ordinary course of business, provided that the End User reproduces all copyright and other proprietary rights notices.

5.                                      The End User will not export or re-export the Licensed Software or User Documentation without the appropriate United States or foreign government licenses.

6.                                      All express and implied warranties regarding the Licensed Software or User Documentation by PlaceWare and its suppliers are disclaimed.

7.                                      All consequential, special, and indirect damages are disclaimed on behalf of PlaceWare and its suppliers.

8.                                      For U.S. Government End Users: The Licensed Software and User Documentation is a “commercial item” as that term is defined at 48 C.F.R. 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in 48 C.F.R. 12.212.  Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, all U.S. Government end users acquire the Licensed Software with only those rights set forth therein.

9.                                      PlaceWare is expressly named as an intended third party beneficiary of the End User license agreement, with the right to enforce the terms relating to the Licensed Software and User Documentation directly against the End User.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

MINIMUM DISTRIBUTOR AGREEMENT TERMS

1.                                      Title to and ownership of the Licensed Software and User Documentation remains with PlaceWare and its suppliers.

2.                                      The Distributor may not use the Licensed Software and User Documentation for its own internal business purposes.

3.                                      The Distributor may not (a) alter or modify the Licensed Software or User Documentation, (b) reverse engineer, decompile, disassemble, or in any way attempt to derive the Source Code for the Licensed Software, or (c) transfer the Licensed Software or User Documentation to any third party other than in the normal course of business to End Users or make the Licensed Software or User Documentation available to any third party as part of any time-sharing or service bureau arrangement.  The Distributor may not distribute the Licensed Software or User Documentation in violation of the provisions of this Agreement.

4.                                      The Distributor will not export or re-export the Licensed Software or User Documentation without the appropriate United States or foreign government licenses.

5.                                      To the extent permitted by applicable law, PlaceWare makes no warranties regarding the Licensed Software or User Documentation to Distributor or End Users. All express and implied warranties regarding the Licensed Software or User Documentation by PlaceWare are disclaimed to the fullest extent permitted by applicable law.

6.                                      To the extent permitted by applicable law, all direct, consequential, special, and indirect damages are disclaimed on behalf of PlaceWare and its suppliers.

7.                                      When distributing the Licensed Software or User Documentation to a U.S. Government End User, the Distributor must identify the Licensed Software as a “commercial item” as that term is defined at 48 C.F.R. 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in 48 C.F.R. 12.212.  Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, all U.S. Government end users acquire the Licensed Software or User Documentation with only those rights set forth herein.

8.                                      Each copy of the Licensed Software and User Documentation distributed to End Users must be subject to the End User License Agreement, which shall be (a) executed prior to the End User receiving and using the Licensed Software (with respect to any written End User License Agreement that requires written signature to be effective), or (b) included

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with each copy of the Licensed Software distributed to End Users (with respect to any End User License Agreement that is either a shrink-wrap agreement or a click-through agreement).

9.                                PlaceWare is expressly named as an intended third party beneficiary of the Distributor Agreement, with the right to enforce the terms relating to the Licensed Software or User Documentation directly against the Distributor.

10.                         In the event Distributor appoints any subdistributors, each such subdistributor must be made subject to a written agreement that is consistent with and no less protective of PlaceWare’s intellectual property rights and other proprietary rights than the terms of this Agreement, including, without limitation, the terms set forth in this Exhibit.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT E

PRICING

		OEM Std. Price	Government User	Commercial

1	Annual License:[***]	$ [***]	$ [***]	$[***]

2

3

4	Annual License:[***]	$[***]	$[***]	[***]

5

6

7	Leased License per seat per week[***]	$[***]	$[***]	[***]ot

(1) [***].

*(2) Each InfoWorksSpace [***] has access to a [***]user license of [***].  License for [***] included at [***].  The PlaceWare Server’s [***] Users.

*(3) For Licensed Software purchases during the first year of the Term the following discounts apply:

For aggregate purchases between $[***] and $[***]for the year – [***]% discount off the above pricing for the remainder of the Term.

For aggregate purchases above $[***] for the year – [***]% discount off the above pricing for the remainder of the Term.

Clarifications:  (a) All amounts set forth above are on a per-concurrent user basis.  Thus the total paid per user license is reflected in lines 1,4, and 7 respectively.  (b) No discounts per (3) above shall be applied retroactively and, accordingly, Company shall not receive any credits or refunds for licenses fees paid or owed for aggregate purchases less than $[***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit G

[Intentionally omitted]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit H

Web Conferencing Competitors

Centra

Webex

Cisco (previously Latitude)

Genesys

Documentum (previously Erooms)

Intercall (previously Mshow)

Akamai

Groove

Lotus

WebSentric

Raindance

IBM

Polycom

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED